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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) 24 January 1996

                        Air Products and Chemicals, Inc.
          ------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  Delaware                                     1-4534                       23-1274455
----------------------------------------------       ------------------------      ---------------------------
(State of other jurisdiction of incorporation)       (Commission file number)      (IRS Identification number)

 7201 Hamilton Boulevard, Allentown, Pennsylvania             18195-1501
--------------------------------------------------          --------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code  (610)-481-4911
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Item 5.  Other Events.

         On January 24, 1996, the Registrant announced it has reached a $67 million settlement with Bankers Trust Company over $107 million in losses Air Products reported in fiscal 1994 associated with leveraged interest rate swap contracts it entered into between October and December 1993. The settlement includes the termination of two previously closed contracts with Bankers Trust. Under a confidentiality agreement between the two parties, other terms and conditions of the settlement were not made public.

         The settlement will result in a gain of approximately $40 million after taxes and will be reflected in the company's second fiscal quarter ending March 31, 1996.

         The Registrant reported net income of $89 million, or 80 cents per share, for the first quarter ended December 31, 1995, compared to last year's $87 million, or 77 cents per share, a per-share increase of 4 percent. Sales of $947 million were up 3 percent versus $921 million last year.

         Commenting on the first quarter's results, Air Products Chairman H. A. Wagner said, "Our first quarter proved to be a difficult one. We are pleased that our chemicals business could replace the ammonia profits made last year prior to exiting the merchant market. In addition, our equipment business returned to profitability, capitalizing upon the active sales efforts undertaken over the past few years. Slower volume growth and higher costs in our U. S. gases business, however, impacted overall results."

         Industrial gas sales for the quarter increased 5 percent, while operating income was down 5 percent. Worldwide merchant and tonnage volumes were up from a year ago, despite unexpected U.S. tonnage customer outages. However, the rate of growth has slowed from previous quarters. Merchant prices in the U.S. continued to improve. Operating costs--while lower than the previous quarter--were still higher than last year. Prices across Europe were mixed, but have improved in the United Kingdom during the last three quarters. Strong performance from our joint ventures in southern Europe and


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Asia contributed to the quarter's results. The prior year results also included a loss related to the peso devaluation in our Mexican investment.

         In chemicals, first quarter sales decreased 4 percent, and operating income equaled last year's results. Margin improvements across the businesses offset the loss of profits from exiting merchant ammonia in last year's second quarter and a decline in methanol pricing.

         Profits for the environmental and energy systems business were down slightly from a year ago.

         The equipment and services segment reported significantly higher sales and operating income for the quarter due to increased business activity, including additional liquefied natural gas heat exchanger orders.

         Looking ahead, Mr. Wagner said, "We are currently enjoying a firm pricing environment in both gases and chemicals, but given the outlook for moderating economic growth rates in 1996, we remain cautious in the near term. We are confident, however, we will continue to deliver earnings growth, although at rates below recent trends."

         Financial tables follow:


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
                        AIR PRODUCTS AND CHEMICALS, INC.

                  SUMMARY OF CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)

(In millions, except earnings per share)

--------------------------------------------------------------------------------
                                                          Three Months Ended
                                                              31 December
                                                       1995                 1994
--------------------------------------------------------------------------------
Sales                                                  $947                 $921

Net Income                                             $ 89                 $ 87

Earnings Per Share                                     $.80                 $.77
--------------------------------------------------------------------------------


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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                               CONSOLIDATED INCOME

(In millions, except per share)
--------------------------------------------------------------------------------
                                                          Three Months Ended
                                                              31 December
                                                        1995               1994
--------------------------------------------------------------------------------
SALES AND OTHER INCOME
Sales                                                   $947               $921
Other income (expense), net                                4                 (1)
--------------------------------------------------------------------------------
                                                         951                920
--------------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of sales                                            560                544
Selling, distribution and
 administrative                                          220                206
Research and development                                  27                 24
--------------------------------------------------------------------------------

OPERATING INCOME                                         144                146
Income from equity affiliates,
 net of related expenses                                  16                  9
Interest expense                                          29                 24
--------------------------------------------------------------------------------

INCOME BEFORE TAXES                                      131                131
--------------------------------------------------------------------------------
Income taxes                                              42                 44
--------------------------------------------------------------------------------

NET INCOME                                              $ 89               $ 87
--------------------------------------------------------------------------------

MONTHLY AVERAGE OF
 COMMON SHARES OUTSTANDING                               112                113
--------------------------------------------------------------------------------
EARNINGS PER COMMON SHARE                               $.80               $.77
--------------------------------------------------------------------------------

DIVIDENDS DECLARED PER
 COMMON SHARE - Cash                                    $.26               $.24
--------------------------------------------------------------------------------


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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                           CONSOLIDATED BALANCE SHEETS

(In millions, except per share)

--------------------------------------------------------------------------------
                                                    31 December      31 December
                ASSETS                                  1995              1994
--------------------------------------------------------------------------------
CURRENT ASSETS
Cash and cash items                                   $    95           $   104
Trade receivables, less allowances for
 doubtful accounts                                        628               578
Inventories                                               371               305
Contracts in progress, less progress billings             111                99
Other current assets                                      151               127
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                    1,356             1,213
--------------------------------------------------------------------------------
INVESTMENTS                                               783               656
PLANT AND EQUIPMENT, at cost                            7,501             6,681
 Less - Accumulated depreciation                        3,926             3,606
--------------------------------------------------------------------------------
PLANT AND EQUIPMENT, net                                3,575             3,075
--------------------------------------------------------------------------------
GOODWILL                                                   80                66
OTHER NONCURRENT ASSETS                                   240               176
--------------------------------------------------------------------------------
TOTAL ASSETS                                          $ 6,034           $ 5,186
--------------------------------------------------------------------------------

    LIABILITIES AND SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
CURRENT LIABILITIES
Payables, trade and other                             $   487           $   468
Accrued liabilities                                       223               216
Accrued income taxes                                       68                60
Short-term borrowings                                     387               268
Current portion of long-term debt                         168               145
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                               1,333             1,157
--------------------------------------------------------------------------------
LONG-TERM DEBT                                          1,314               998
DEFERRED INCOME &
  OTHER NONCURRENT LIABILITIES                            436               408
DEFERRED INCOME TAXES                                     506               436
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                       3,589             2,999
--------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock, par value $1 per share                      125               125
Capital in excess of par value                            465               475
Retained earnings                                       2,450             2,194
Unrealized gain on investments                             46                41
Cumulative translation adjustments                        (50)              (50)
Treasury Stock, at cost                                  (133)             (140)
Shares in trust                                          (458)             (458)
--------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                              2,445             2,187
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 6,034           $ 5,186
--------------------------------------------------------------------------------


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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                          SUMMARY BY BUSINESS SEGMENTS

(In millions)
--------------------------------------------------------------------------------
                                                           Three Months Ended
                                                               31 December
                                                          1995              1994
--------------------------------------------------------------------------------
Sales:
   Industrial Gases                                      $ 551              $525
   Chemicals                                               310               324
   Environmental/Energy                                     14                14
   Equipment/Services                                       72                58
--------------------------------------------------------------------------------
      CONSOLIDATED                                       $ 947              $921
--------------------------------------------------------------------------------

Operating Income:
   Industrial Gases                                      $ 103              $109
   Chemicals                                                49                49
   Environmental/Energy                                     (1)              --
   Equipment/Services                                        4                (1)
   Corporate and Other                                     (11)              (11)
--------------------------------------------------------------------------------
      CONSOLIDATED                                       $ 144              $146
--------------------------------------------------------------------------------

Equity Affiliates' Income:
   Industrial Gases                                      $   9              $  2
   Environmental/Energy                                      7                 7
--------------------------------------------------------------------------------
      CONSOLIDATED                                       $  16              $  9
--------------------------------------------------------------------------------


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
                AIR PRODUCTS AND CHEMICALS, INC. and Subsidiaries

                          SUMMARY BY GEOGRAPHIC REGIONS

(In millions)
--------------------------------------------------------------------------------
                                                            Three Months Ended
                                                               31 December
                                                           1995             1994
--------------------------------------------------------------------------------
Sales:
   United States                                           $699             $689
   Europe                                                   212              199
   Canada/Latin America                                      35               32
   Other                                                      1                1
--------------------------------------------------------------------------------
      CONSOLIDATED                                         $947             $921
--------------------------------------------------------------------------------

Operating Income:
   United States                                           $109             $117
   Europe                                                    34               26
   Canada/Latin America                                       1                3
--------------------------------------------------------------------------------
      CONSOLIDATED                                         $144             $146
--------------------------------------------------------------------------------

Equity Affiliates' Income:
   United States                                           $  6              $ 6
   Europe                                                     6                3
   Canada/Latin America                                       1               (1)
   Other                                                      3                1
--------------------------------------------------------------------------------
      CONSOLIDATED                                         $ 16              $ 9
--------------------------------------------------------------------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Air Products and Chemicals, Inc.
                                             --------------------------------
                                                (Registrant)



Dated: January 24, 1996                      By: /s/ Arnold H. Kaplan
                                                 ----------------------------
                                                 Arnold H. Kaplan
                                                 Vice President - Finance

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